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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 3, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-16214                14-0462060
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

           1373 Broadway, Albany, New York                      12204
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code  (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Albany International Corp. (the "Company") issued a press release on August 3, 2006 announcing plans to reduce manufacturing capacity in North America. As announced, the Company intends to discontinue dryer fabric manufacturing operations in Cowansville, Quebec, Canada, and to shut down seaming capacity at its forming fabric operations in Menasha, Wisconsin.

The Company estimates that it will incur termination and severance charges of approximately $2.0 million and other cash charges of approximately $0.5 million in connection with these actions. These charges will be reflected in third-quarter results, with the bulk of the cash payments to be made during the third quarter.

In addition, the Company expects to incur additional charges of from $2.0 to $2.5 million related to the relocation or retirement of equipment at the affected locations. The timing and nature of these charges (i.e., cash or non-cash; operating or restructuring/non-operating) has not been determined, pending final determination by the Company of the ultimate disposition of each item.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         99.1     Press Release dated August 3, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.


                                             By:    /s/ Michael C. Nahl
                                                    ----------------------------
                                             Name:  Michael C. Nahl
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date:   August 3, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release dated August 3, 2006